UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Member Capital Securities, Series 2013

On November 10, 2014, National Rural Utilities Cooperative Finance Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the continuation of a program through which the Company may issue and sell, from time to time, an unlimited aggregate principal amount of its Member Capital Securities, Series 2013 (the “Member Capital Securities”) to its voting members.

The forms of fixed and floating rate certificates for the Member Capital Securities are filed as Exhibit 4.1 and 4.2, respectively, and are incorporated by reference herein.

Medium-Term Notes, Series D

On November 10, 2014, the Company entered into an agency agreement (the “MTN Agency Agreement”) with RBC Capital Markets, LLC, BBVA Securities Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., PNC Capital Markets LLC, RBS Securities Inc., Regions Securities LLC, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc. (the “MTN Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its Medium-Term Notes, Series D (the “MTNs”). The Company has filed a prospectus supplement, dated November 10, 2014, with the SEC on November 10, 2014 related to the MTNs.

Copies of the MTN Agency Agreement and the forms of fixed and floating rate MTNs are filed as Exhibits 1.1, 4.3 and 4.4, respectively, and are incorporated by reference herein.

CFC InterNotes®

On November 10, 2014, the Company entered into an agency agreement (the “InterNotes® Agency Agreement”) with Incapital LLC, Citigroup Global Markets Inc., Comerica Securities, Inc., J.J.B. Hilliard, W.L. Lyons LLC, and Wells Fargo Advisors, LLC (the “InterNotes® Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its InterNotes® (the “InterNotes®”). The Company has filed a prospectus supplement, dated November 10, 2014, with the SEC on November 10, 2014 related to the InterNotes®.

Copies of the InterNotes® Agency Agreement and the forms of fixed and floating rate InterNotes® are filed as Exhibits 1.2, 4.5 and 4.6, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By:	/s/ J. Andrew Don
Name:	J. Andrew Don
Title:	Senior Vice President and Chief Financial Officer

Dated: November 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agency Agreement, dated November 10, 2014, by and among the Company and the MTN Agents.
1.2	Agency Agreement, dated November 10, 2014, by and among the Company and the InterNotes® Agents.
4.1	Form of Certificate for the Fixed Rate Member Capital Security.
4.2	Form of Certificate for the Floating Rate Member Capital Security.
4.3	Form of Fixed Rate MTN.
4.4	Form of Floating Rate MTN.
4.5	Form of Fixed Rate InterNotes®.
4.6	Form of Floating Rate InterNotes®.
5.1	Opinion of Hogan Lovells US LLP regarding legality of the MTNs.
5.2	Opinion of Hogan Lovells US LLP regarding legality of the InterNotes®.
5.3	Opinion of Hogan Lovells US LLP regarding legality of the Member Capital Securities.
8.1 8.2

Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the MTNs.

Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the InterNotes®.

8.3	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Member Capital Securities.
23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1, 5.2, 5.3, 8.1, 8.2 and 8.3).